LOSS PER SHARE	12 Months Ended
Dec. 31, 2012
LOSS PER SHARE

25. LOSS PER SHARE

Loss per share is calculated as follows:

	For the year ended December 31, 2010	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2012
	RMB	RMB	RMB	US$
				(Note 3)
Numerator:
Net loss attributable to ordinary shareholders	(499,611,594)	(284,329,931)	(514,002,092)	(82,503,025)

Denominator:
Denominator for basic and diluted loss per share – weighted-average shares outstanding	25,121,679	24,956,197	24,494,046	24,494,046

Loss per share—Basic and diluted	(19.89)	(11.39)	(20.98)	(3.37)

The Company had 6,048,078, 5,865,811 and 4,915,741 stock options, warrants and nonvested shares outstanding as of December 31, 2010, 2011 and 2012, respectively, which were excluded in the computation of diluted loss per share in the periods presented, as their effect would have been anti-dilutive due to the net loss reported in such periods.